                                                                EXHIBIT 10.21(C)

                         INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT
                   (together with instruments executed and delivered pursuant to Section 12, this "Agreement") dated as of March 15, 1999, among PLAYBOY ENTERPRISES, INC. (f/k/a New Playboy, Inc.), a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI" and, together with the Company, the "Parents"), each other subsidiary of the Company listed on
                   Schedule I hereto (the "Subsidiary Guarantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

     Reference is made to (a) the Credit Agreement dated as of February 26, 1999, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, PHI, the Lenders (as defined in Article I thereof), and CSFB as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank") for the Lenders and (b) the Subsidiary Guarantee Agreement dated as of March 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent and (c) the Security Documents referred to in the Credit Agreement. Capitalized terms used herein and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, in each case pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Credit Agreement) of the Borrower under the Credit Agreement pursuant to the Credit Agreement and the Subsidiary Guarantee Agreement and have granted Liens on and security interests in certain of their assets pursuant to the Security Documents to secure the Obligations. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Parents and the Subsidiary Guarantors of an agreement in the form hereof.

     Accordingly, the Borrower, each Parent, each Subsidiary Guarantor and the Collateral Agent agree as follows:

     SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3), the Parents agree that (a) in the event a payment shall be made by any Subsidiary Guarantor under the Subsidiary Guarantee Agreement, the Parents shall indemnify such Subsidiary Guarantor for the full amount of such payment and, until such indemnification obligation shall have been satisfied, such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Parents shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

     SECTION 2. Contribution and Subrogation. Each Subsidiary Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Subsidiary Guarantor under the Subsidiary Guarantee Agreement or assets of any other Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, and, in either case, such other Subsidiary Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Parents as provided in Section 1, the Contributing Guarantor shall, to the extent the Claiming Guarantor shall not have been so indemnified by the Parents, indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor) and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

     SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of either Parent or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor hereunder.

     SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as the Subsidiary Guarantee Agreement has not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of either Parent, any Subsidiary Guarantor or otherwise.

     SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Subsidiary Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Subsidiary Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Subsidiary Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Parents, the Subsidiary Guarantors and the Collateral Agent, with any consent required under the Credit Agreement.

     SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement or the Subsidiary Guarantee Agreement, as applicable, and addressed as specified therein.

     SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither Parent nor any Subsidiary Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Subsidiary Guarantor is released from its obligations under the Subsidiary Guarantee Agreement in accordance with the Subsidiary Guarantee Agreement and the Credit Agreement, such Subsidiary Guarantor will cease to have any rights or obligations under this Agreement.

     SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by each Parent and each Subsidiary Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Subsidiary Guarantor, shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement, this Agreement or any of the other Loan Documents is outstanding and unpaid, the L/C Exposure does not equal zero or the Commitments have not been terminated.

     (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Subsidiary Guarantor when a counterpart bearing the signature of such Subsidiary Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 12. Additional Subsidiary Guarantors. Pursuant to Section 5.09 of the Credit Agreement, each Domestic Restricted Subsidiary that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor hereunder. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                                      PLAYBOY ENTERPRISES, INC. (f/k/a New
                                      Playboy, Inc.),

                                          by
                                            -----------------------------------
                                            Name:
                                            Title:


                                       PEI HOLDINGS, INC.,

                                          by
                                            -----------------------------------
                                            Name:
                                            Title:


                                      EACH OF THE SUBSIDIARIES LISTED
                                      ON SCHEDULE I HERETO,

                                          by
                                            -----------------------------------
                                            Name:
                                            Title:

                                      CREDIT SUISSE FIRST BOSTON, as
                                      Collateral Agent,

                                         by
                                           -----------------------------------
                                           Name:
                                           Title:


                                         by
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE I
                                                   to the Indemnity, Subrogation
                                                      and Contribution Agreement


     Subsidiary Guarantor                                 Address
     --------------------                                 -------

AdulTVision Communications, Inc.                c/o Playboy Enterprises, Inc.
                                                680 North Lake Shore Drive
After Dark Video, Inc.                          Chicago, IL 60611
                                                Fax: (312) 751 8000
Alta Loma Entertainment, Inc.                   Attn: General Counsel
                                                Attn: Chief Financial Officer
Alta Loma Distribution, Inc.
                                                with a copy to:
Cameo Films, Inc.                               Paul, Weiss, Rifkind,
                                                 Wharton & Garrison
Critics' Choice Video, Inc.                     1285 Avenue of the Americas
                                                New York, NY 10019
Impulse Productions, Inc.                       Fax: (212) 757-3990
                                                Attn: James M. Dubin
Lake Shore Press, Inc.

Lifestyle Brands, Ltd.

Mystique Films, Inc.

PEI Holdings, Inc.

Playboy Club of Hollywood, Inc.

Playboy Club of New York, Inc.

Playboy Clubs International, Inc.

Playboy Enterprises, Inc. to be renamed Playboy Enterprises International, Inc.

Playboy Entertainment Group, Inc.

Playboy Gaming International, Ltd.

Playboy Gaming Nevada, Inc.

Playboy Models, Inc.

Playboy of Lyons, Inc.

Playboy of Sussex, Inc.

Playboy Preferred, Inc.

Playboy Properties, Inc.

Playboy Shows, Inc.

Precious Films, Inc.

Special Editions, Ltd.

Steelton, Inc.

Telecom International, Inc.

Women Productions, Inc.

CPV Productions, Inc.

Cyberspice, Inc.

MH Pictures, Inc.

Spice Entertainment Companies, Inc.

Spice Direct, Inc.

Spice International, Inc.

Spice Networks, Inc.

Spice Productions, Inc.

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement

                        SUPPLEMENT NO. (this "Supplement") dated as of [ ], to
                  the Indemnity, Subrogation and Contribution Agreement dated as of March 15, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among PLAYBOY ENTERPRISES, INC. (f/k/a New Playboy, Inc.), a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI" and, together with the Company, the "Parents"), each other subsidiary of the Company listed on Schedule I thereto (the "Subsidiary Guarantors) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

     A. Reference is made to (a) the Credit Agreement dated as of February 26, 1999, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, PHI, the Lenders (as defined in Article I thereof), and CSFB as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank") for the Lenders and (b) the Subsidiary Guarantee Agreement dated as of March 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors and the Collateral Agent and (c) the Security Documents referred to in the Credit Agreement.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

     C. The Parents and the Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to
Section 5.09 of the Credit Agreement, each Domestic Restricted Subsidiary that was not in existence or not such a Subsidiary on the date of the Credit Agreement is required to enter into the Indemnity, Subrogation and Contribution Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the require ments of the Credit Agreement to become a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional

Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor.

     SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                       [Name Of New Guarantor],

                                         by
                                           ------------------------------------
                                           Name:
                                           Title:
                                           Address:


                                       CREDIT SUISSE FIRST BOSTON, as
                                       Collateral  Agent,

                                         by
                                           ------------------------------------
                                           Name:
                                           Title:


                                         by
                                           ------------------------------------
                                           Name:
                                           Title: